UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Sheridan Avenue, Suite 400 Palo Alto, California	94306
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2024, Vincerx Pharma, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Leerink Partners LLC (the “Sales Agent”). The Agreement provides for the issuance and sale by the Company of shares of common stock having an aggregate offering price of up to $50,000,000 (the “Shares”). Pursuant to the Agreement, the Company may offer and sell the Shares in transactions deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act of 1933, which Shares can be sold by the Company from time to time, depending upon market demand, with the Sales Agent acting as an agent for sales.

The Company will pay the Sales Agent a commission equal to 3.0% of the gross proceeds from the sale of the Shares by it as agent under the Agreement. The Agreement provides that the Company will provide customary indemnification rights to the Sales Agent. The Company has no obligation to sell any Shares pursuant to the Agreement and may at any time suspend sales pursuant to the Agreement. Either party may terminate the Agreement pursuant to the terms of the Agreement without liability of any party.

The Shares will be sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-262239), that was filed with the Securities and Exchange Commission, including the related prospectus, dated January 28, 2022, as supplemented by the prospectus supplement dated March 29, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Sales Agreement dated March 29, 2024 between Vincerx Pharma, Inc. and Leerink Partners LLC.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2024

VINCERX PHARMA, INC.

By:	/s/ Alexander A. Seelenberger
Name:	Alexander A. Seelenberger
Title:	Chief Financial Officer